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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       October 20, 2004
                                                --------------------------------

                        Farmers & Merchants Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                            000-14492               34-1469491
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                           Identification No.)

         307-11 N. Defiance,                Archbold, Ohio          43502
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including Area Code   (419) 446-2501
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))


[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17-CFR 240.13e-4(c))


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ITEM 2.02(a).  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2004, Farmers & Merchants Bancorp, Inc. sent a letter and financial information to shareholders also enclosing a check for dividends in the amount of $0.45 per share. A copy of the information sent to shareholders is attached hereto as Exhibit 20.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits:

Exhibit Number           Description of Exhibit
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20                       Letter to Shareholders announcing quarterly dividends.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

  Dated:   October 21, 2004

                                           /s/ Joe E. Crossgrove
                                           ---------------------
                                           Joe E. Crossgrove
                                           President & Chief Executive Officer


                                           /s/ Barbara J. Britenriker
                                           -----------------------------------
                                           Barbara J. Britenriker
                                           Executive Vice President &
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)





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                                  EXHIBIT INDEX

Exhibit
Number                         Description of Exhibit
------                         ----------------------

20 Correspondence to Shareholders announcing quarterly dividend.